UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        September 17, 2008
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 1, 2009, inTEST Corporation (the "Company") issued a press release regarding its preliminary unaudited financial results for the quarter and year ended December 31, 2008. The Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1) is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)    On April 1, 2009, the Company notified The NASDAQ Stock Market that the Company's Annual Report on Form 10-K for the year ended December 31, 2008 could not be timely filed and that therefore it is not in compliance with Marketplace Rule 4310(c)(14), a condition for the continued listing of the Company's common stock on The NASDAQ Global Market. The Company anticipates that it will file the Form 10-K within any extension of time permitted by NASDAQ.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, effective October 1, 2008, the Company implemented temporary salary reductions for certain employees of its Manipulator and Docking Hardware and Tester Interface segments. These reductions included 15% reductions to the annual base salaries of each of the Company's Named Executive Officers, except Jim Pelrin, the GM of the Temperature Management segment. Subsequently, effective March 1, 2009, the Company implemented salary reductions in each of its three product segments by means of a one-week furlough out of every four weeks in the case of the Manipulator and Docking Hardware and Tester Interface segments (a 25% reduction) and a one-week furlough each month in the case of the Temperature Management segment (a 23% reduction). Each of the Company's Named Executive Officers, is also subject to these furlough requirements.

Director compensation has also been reduced by 15% and 25%, respectively, coincident with the reductions affecting employees. In addition, the fee paid to the Chairman of the Intellectual Property Committee was reduced on January 1, 2009 from $63,750 to $34,000, before application of the March 2009 reduction.

The foregoing changes to director and executive officer compensation are summarized on the attached Exhibit 10.1.

Item 8.01.    Other Events.

As described under Item 2.02, the Company announced its preliminary unaudited financial results for the quarter and year ended December 31, 2008. In addition, the press release included announcements that the Company (i) is unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2008, (ii) expects to receive a "going concern" qualification from its independent registered public accounting firm when the year end audit is completed, (iii) will hold its quarterly conference call when the Form 10-K is filed, and (iv) has retained a financial advisor to assist in assessing the Company's strategic alternatives to enhance operating performance and shareholder value. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 8.01 (including Exhibit 99.1) is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K and filed with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   April 1, 2009

Exhibit Index

10.1  Compensatory Arrangements of Executive Officers and Directors
99.1  Press Release, dated April 1, 2009